SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [x]

Filed by a Party other than the Registrant           [  ]


Check the Appropriate Box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          FIDELITY D & D BANCORP, INC.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

               --------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]     No filing fee required

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                    [FIDELITY D & D BANCORP, INC. LETTERHEAD]




                                 March 31, 2001


Dear Fellow Shareholders of Fidelity D & D Bancorp, Inc.:

         On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 1, 2001, at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with this proxy statement are your proxy and the company's 2000 Annual Report.

         The principal business of the meeting is to elect 10 directors, including 4 Class A Directors, 3 Class B Directors and 3 Class C Directors, for staggered terms of office; to approve and adopt the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan and the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan; to ratify the selection of the independent auditors for 2001; and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

         I am delighted you have chosen to invest in the company, and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will save the company expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         I look forward to seeing you on May 1, 2001, at the company's annual meeting.

                                   Sincerely,


                                   /s/ Michael F. Marranca
                                   Michael F. Marranca, President
                                   and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 1, 2001

              TO THE SHAREHOLDERS OF FIDELITY D & D BANCORP, INC.:

         NOTICE IS HEREBY GIVEN that Fidelity D & D Bancorp, Inc. will hold its Annual Meeting of Shareholders on Tuesday, May 1, 2001, at 3:00 p.m., Eastern Daylight Time, at the main office of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, to consider and vote upon the following proposals:

         1. Election of 4 Class A Directors to serve for a two-year term and until their successors are properly elected and qualified;

         2. Election of 3 Class B Directors to serve for a one-year term and until their successors are properly elected and qualified;

         3. Election of 3 Class C Directors to serve for a three-year term and until their successors are properly elected and qualified;

         4. Approval and adoption of the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan;

         5. Approval and adoption of the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan;

         6. Ratification of the selection of Parente Randolph, P.C., Certified Public Accountants, as independent auditors for the company for the fiscal year ending December 31, 2001; and

         7. The transaction of any other business properly before the annual meeting and any adjournment or postponement of the meeting.

         Shareholders as of the close of business on March 23, 2001, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

         Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the company and attend the annual meeting. Promptly returning your completed proxy will ensure that your shares are voted in accordance with your wishes and will guarantee the presence of a quorum.

         The Board of Directors is distributing this proxy statement, form of proxy, and Fidelity D & D Bancorp, Inc.'s 2000 Annual Report on or about March 31, 2001.

                                      By Order of the Board of Directors,



                                      /s/ John F. Glinsky, Jr.
                                      John F. Glinsky, Jr.
                                      Secretary

Dunmore, Pennsylvania
March 31, 2001













                             YOUR VOTE IS IMPORTANT.

TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND MAIL
           IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                          FIDELITY D & D BANCORP, INC.

                           Blakely and Drinker Streets
                           Dunmore, Pennsylvania 18512



                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                       SHAREHOLDERS TO BE HELD MAY 1, 2001


















          The company is mailing this proxy statement to shareholders on or about March 31, 2001.

                                TABLE OF CONTENTS
                                -----------------
                                                                         PAGE
                                                                         ----

GENERAL INFORMATION.........................................................1
         Date, Time and Place of the Annual Meeting.........................1
         Description of the Company.........................................1

VOTING PROCEDURES...........................................................1
         Solicitation and Voting of Proxies.................................1
         Quorum and Vote Required for Approval..............................3
         Revocability of Proxy..............................................3
         Methods of Voting..................................................4

ELECTION OF DIRECTORS (PROPOSAL NOS. 1, 2, AND 3)...........................4
         Qualification and Nomination of Directors..........................4

BOARD OF DIRECTORS AND MANAGEMENT...........................................6
         Governance.........................................................6
         Information as to Directors and Nominees...........................6
         Family Relationships...............................................8
         Executive Officers of the Company..................................9
         Executive Officers of the Bank.....................................9
         Committees of the Company's and Bank's Board of Directors..........9
         Audit Committee Report............................................11
         Compensation of Directors.........................................13
         Nominating Directors..............................................14

EXECUTIVE COMPENSATION.....................................................15
         Summary Compensation Table........................................15
         Stock Option Grants in Fiscal Year 2000...........................16
         Exercises of Stock Options in Fiscal Year 2000 and
                  Fiscal Year-End Option Values............................17

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT............17

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK BY
         SIGNIFICANT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS........18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................21

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION....................21
         Chief Executive Officer Compensation..............................22
         Executive Officers................................................22

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ...............23

SHAREHOLDER PERFORMANCE GRAPH.............................................. 24

PROPOSAL NO. 4: APPROVAL AND ADOPTION OF
         THE FIDELITY D & D BANCORP, INC. 2000 INDEPENDENT
         DIRECTORS STOCK OPTION PLAN........................................25
         Term...............................................................25
         Eligibility and Grants.............................................25
         Transferability....................................................26
         Administration.....................................................26
         Amendment..........................................................26
         Federal Income Tax Consequences of the Plan........................27
         Cancellation of Prior Options......................................27
         Registration under the Securities Act of 1933......................27
         New Plan Benefits..................................................27
         Proposed Shareholders' Resolution..................................28

PROPOSAL NO. 5: APPROVAL AND ADOPTION OF
         THE FIDELITY D & D BANCORP, INC. 2000 STOCK INCENTIVE PLAN.........29
         Term...............................................................29
         Amendment..........................................................29
         Administration.....................................................30
         Eligibility........................................................30
         Awards.............................................................30
         Federal Income Tax Consequences....................................30
         Cancellation of Prior Options......................................32
         Registration under the Securities Act of 1933......................32
         New Plan Benefits..................................................32
         Proposed Shareholders' Resolution..................................33

PROPOSAL NO. 6: RATIFICATION OF INDEPENDENT AUDITORS........................34

LEGAL PROCEEDINGS...........................................................34

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING...............................35

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.......................35

ADDITIONAL INFORMATION......................................................35

APPENDIX A    THE FIDELITY D & D BANCORP, INC. 2000 INDEPENDENT DIRECTORS STOCK
              OPTION PLAN

APPENDIX B    THE FIDELITY D & D BANCORP, INC. 2000 STOCK INCENTIVE PLAN

APPENDIX C    AUDIT COMMITTEE CHARTER

                               GENERAL INFORMATION

DATE, TIME AND PLACE OF THE ANNUAL MEETING

         Fidelity D & D Bancorp, Inc. is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the company. The annual meeting will be held at the main office of Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, on Tuesday, May 1, 2001, at 3:00 p.m., Eastern Daylight Time. The telephone number for the company is (570) 342-8281. Please direct all inquiries to Michael F. Marranca, President and Chief Executive Officer of the company.

DESCRIPTION OF THE COMPANY

         Fidelity D & D Bancorp, Inc., a Pennsylvania corporation and registered bank holding company, was organized in 1999 and became the holding company for The Fidelity Deposit and Discount Bank on June 30, 2000. The Fidelity Deposit and Discount Bank, its wholly-owned, sole subsidiary, was formed in 1902 as a commercial banking institution under the laws of Pennsylvania. In 1997, the bank became a bank and trust company. The bank offers a full range of traditional banking services, a trust department, and alternative financial products.

         The Board of Directors is enclosing a copy of the annual report for the fiscal year ended December 31, 2000, with this proxy statement. You may obtain additional copies of the company's annual report for the 2000 fiscal year at no cost by contacting Robert P. Farrell, Treasurer, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, telephone (570) 342-8281.

         Since we have not authorized anyone to provide you with different information, you should rely only on the information contained in this document or on documents that we refer you to. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Fidelity D & D Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.


                                VOTING PROCEDURES

SOLICITATION AND VOTING OF PROXIES

         The Board of Directors is sending this proxy statement and proxy form to shareholders on or about March 31, 2001. The Board of Directors of Fidelity D & D Bancorp, Inc. is soliciting this proxy for use at the 2001 Annual Meeting of Shareholders of Fidelity D & D Bancorp, Inc. The directors, officers and other employees of the company or the bank may solicit proxies in person or by telephone, telecopy, telegraph or mail, but only for use at the 2001 Annual Meeting. The company will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the company sends to shareholders. The company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. The company will reimburse these persons for their reasonable forwarding expenses.

         Only shareholders of record as of the close of business on Friday, March 23, 2001 (the voting record date) may vote at the annual meeting. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

         By properly completing a proxy, the shareholder appoints the proxy holders named on the proxy form to vote his or her shares as specified on the proxy. Any proxy not specifying to the contrary will be voted as follows:

         FOR the election of Paul A. Barrett, John T. Cognetti, John F. Glinsky, Jr. and Michael J. McDonald as Class A Directors of the company for terms expiring in 2003;

         FOR the election of Samuel C. Cali, Mary E. McDonald and David L. Tressler, Sr. as Class B Directors of the company for terms expiring in 2002;

         FOR the election of Brian J. Cali, Patrick J. Dempsey and Michael F. Marranca as Class C Directors of the company for terms expiring in 2004;

         FOR the approval and adoption of the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan;

         FOR the approval and adoption of the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan; and

         FOR the ratification of the selection of Parente Randolph, P.C., Certified Public Accountants, as the independent auditors of the company for the 2001 fiscal year.

         If a shareholder is a participant in the Fidelity D & D Bancorp, Inc. Dividend Reinvestment Plan, the enclosed proxy will also serve as a proxy for the shares held in the plan. The Fidelity Deposit and Discount Bank, as the administrator of the plan, will not provide plan participants with separate proxies covering the shares held in the Dividend Reinvestment Plan. Each holder of common stock is entitled to one vote, in person or by proxy, for each whole share of common stock held as of the record date. If your proxy is signed but does not indicate your voting preferences, the plan agent will vote your shares in favor of the proposals and for all nominees. If you do not return a proxy, your shares will not be voted.

QUORUM AND VOTE REQUIRED FOR APPROVAL

         The company's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock. At the close of business on March 23, 2001, the company had issued and outstanding 1,808,899.5083 shares of common stock, without par value. The company's Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of preferred stock. The company has not issued any preferred shares.

         To hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the bylaws of the company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. The company will not count broker non-votes in determining the presence of a quorum. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

         Assuming the presence of a quorum, the nominees in each class of directors receiving the highest number of votes, cast by shareholders entitled to vote for the election of directors, shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for a nominee. The corporation's Articles of Incorporation do not permit cumulative voting in the election of directors.

         Assuming the presence of a quorum, a majority of votes cast at the meeting shall be required to approve and adopt the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan and the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan and to ratify the selection of the independent auditors. Abstentions and broker non-votes are not deemed to constitute votes cast and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

REVOCABILITY OF PROXY

         Shareholders who sign and return proxies to the company may revoke them at any time before they are voted by:

         o        Delivering written notice of the revocation to John F.
                  Glinsky, Jr., Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

         o Delivering a properly executed proxy bearing a later date to John F. Glinsky, Jr., Secretary of Fidelity D & D Bancorp, Inc., at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512; or

         o Attending the meeting and voting in person after giving written notice to John F. Glinsky, Jr., Secretary of the company.

         YOU HAVE THE RIGHT TO VOTE AND, IF DESIRED, TO REVOKE YOUR PROXY ANY TIME BEFORE THE ANNUAL MEETING. SHOULD YOU HAVE ANY QUESTIONS, PLEASE CALL JOHN
F. GLINSKY, CORPORATE SECRETARY, AT (570) 342-8281.

METHODS OF VOTING

Voting by Proxy

o        Mark your selections.

o        Date your proxy and sign your name exactly as it appears on your proxy.

o Mail to Fidelity D & D Bancorp, Inc. in the enclosed, postage-paid envelope.

Voting in Person

o        Attend the annual meeting and show proof of eligibility to vote.

o        Obtain a ballot.

o        Mark your selections.

o Date your ballot and sign your name exactly as it appears in the transfer books of the company.

                              ELECTION OF DIRECTORS
                           (PROPOSAL NOS. 1, 2 AND 3)

QUALIFICATION AND NOMINATION OF DIRECTORS

         The company's by-laws provide that the Board of Directors shall consist of at least 3 directors and shall be classified into 3 classes, each class to be elected for a term of 3 years. Accordingly, the terms of the classes will expire at successive annual meetings. The Board may fix the number of directors and their respective classifications within the foregoing limits. A majority of the Board may also fill vacancies on the Board, and the person appointed to fill the vacancy shall serve until the expiration of the term of office of the class of directors to which he or she was appointed.

         The company was first organized in 1999. With the exceptions of Mary E. McDonald and Brian J. Cali, all of the directors were appointed by the company's first shareholders, also its incorporators, to serve until the 2001 annual meeting of shareholders. In October of 2000, the Board appointed Mary E. McDonald to fill the vacancy caused by the death of her husband, Dr. Herbert M. McDonald, and in February of 2001, the Board appointed Brian J. Cali as a director to fill the vacancy caused by the retirement of Patrick A. Calvey, Jr. Under Section 9.3 of the company's by-laws, at the 2001 annual meeting, the shareholders shall elect:

         o         4 Class A directors to serve until 2003,
         o         3 Class B directors to serve until 2002, and
         o         3 Class C directors to serve until 2004.

         These classes and terms of office are the same as the classes and terms of office of the bank's Board of Directors. As a result, the directors of the company and the bank, who are the same individuals, will serve the same terms of office and in the same classes.

         The Board of Directors has nominated the below-named individuals for the position of director of the company, to serve for the terms described below or until his or her earlier death, resignation or removal from office. Each of the nominees is currently serving as a director of the company and has consented to serve the applicable term if re-elected. If any of the nominees should be unavailable to serve for any reason, the remaining members of the Board of Directors may fill the vacancy until the expiration of the term of the class to which he or she was appointed.

         The proxy holders will vote the proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his successor has been duly elected and qualified, or until his death, resignation or retirement.

         The Board of Directors is proposing the following nominees for election as at the annual meeting, all of whom currently serve as directors of the company:

         NOMINEES FOR CLASS A DIRECTORS (TO SERVE UNTIL 2003 IF RE-ELECTED)

         o       Paul A. Barrett
         o       John T. Cognetti
         o       John F. Glinsky, Jr.
         o       Michael J. McDonald

         NOMINEES FOR CLASS B DIRECTORS (TO SERVE UNTIL 2002 IF RE-ELECTED)

         o        Samuel C. Cali
         o        Mary E. McDonald
         o        David L. Tressler, Sr.

         NOMINEES FOR CLASS C DIRECTORS (TO SERVE UNTIL 2004 IF RE-ELECTED)

         o       Brian J. Cali
         o       Patrick J. Dempsey
         o       Michael F. Marranca

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NAMED NOMINEES FOR DIRECTORS.

                        BOARD OF DIRECTORS AND MANAGEMENT

GOVERNANCE

         The Board of Directors of Fidelity D & D Bancorp, Inc. oversees all business, property and affairs of the company. The Chairman and officers keep the members of the Board informed of the company's business through discussions at Board meetings and by providing materials to them. The directors of the company also serve as the directors of The Fidelity Deposit and Discount Bank, pursuant to election by the bank's sole shareholder, Fidelity D & D Bancorp, Inc. During fiscal 2000, the Board of Directors of the company held 17 meetings. The Board of Directors of the bank held 35 regular meetings and one annual meeting.

         Each of the directors attended at least 75% of the total number of Board of Directors' meetings and committee meetings for the company and 75% of Board of Directors' meetings and committee meetings for the bank, except Patrick
J. Dempsey, who attended 74% of the meetings of the bank's Board of Directors and committee meetings.

INFORMATION AS TO DIRECTORS AND NOMINEES

         The following biographies contain selected information with respect to the directors of the company, all of whom are also nominees for director. The information includes each person's age as of March 23, 2001, and principal occupation for at least the past 5 years.

NOMINEES FOR CLASS A DIRECTORS (TO SERVE UNTIL 2003 IF RE-ELECTED)

PAUL A. BARRETT                  Mr. Barrett, age 68, has been a director of the
                                 company since 1999. Mr. Barrett has served as a member of the bank's Board of Directors since
                                 1988. Mr. Barrett is an attorney with the firm of O'Malley & Harris, P.C., in Scranton,
                                 Pennsylvania.

JOHN T. COGNETTI                 Mr. Cognetti, age 51, has been a director of
                                 the company since 1999. Mr. Cognetti has served as a member of the bank's Board of Directors since 1988. Mr. Cognetti is the President of The Hinerfeld Realty Co. in Scranton,
                                 Pennsylvania, and the former Chief Executive
                                 Officer of Cognetti Enterprises, Inc., a real estate firm, now dissolved.

JOHN F. GLINSKY, JR.             Mr. Glinsky, age 70, has been the secretary and
                                 a director of the company since 1999. Mr.
                                 Glinsky has served as a member of the bank's
                                 Board of Directors since 1972. He has served as Secretary of the bank's Board of Directors since 1981. Mr. Glinsky is the proprietor and Funeral Director of John F. Glinsky Funeral
                                 Home in Throop, Pennsylvania.

MICHAEL J. MCDONALD              Mr. McDonald, age 46, has been a director of
                                 the company since 1999 and of the bank since
                                 1994. He is an attorney with the firm of Foley, McLane, Foley, McDonald and MacGregor in
                                 Scranton, Pennsylvania.

NOMINEES FOR CLASS B DIRECTORS (TO SERVE UNTIL 2002 IF RE-ELECTED)

SAMUEL C. CALI                   Mr. Cali, age 84, has served as the company's
                                 Chairman of the Board of Directors since 1999.
                                 Mr. Cali is the retired proprietor of S.C. Cali
                                 Agency, an insurance agency located in Dunmore, Pennsylvania. He has been a director of the bank since 1958 and has served as Chairman of the bank's board of directors since June 1986.

MARY E. MCDONALD                 Mrs. McDonald, age 67, has been a director of
                                 the company and the bank since October 3, 2000.
                                 The Board of Directors appointed Mrs. McDonald to the Board to fill the vacancy caused by the death of her husband, Dr. Herbert M. McDonald, who had served as a director of the bank since
                                 1976. Mrs. McDonald is a retired educator and an active community leader.

DAVID L. TRESSLER, SR.           Mr. Tressler, age 64, has been a director of
                                 the company since 1999. Mr. Tressler has been a member of the bank's board of directors since
                                 1998. He is the Executive Director and Chief
                                 Executive Officer of Northeastern Pennsylvania
                                 Physicians Organization in Clarks Summit,
                                 Pennsylvania, and a former Executive Director for the Center For Public Initiatives in
                                 Scranton.

NOMINEES FOR CLASS C DIRECTORS (TO SERVE UNTIL 2004 IF RE-ELECTED)

BRIAN J. CALI                    Mr. Cali, age 48, has been a director of the
                                 company and the bank since February of 2001.
                                 The board elected Mr. Cali as a Class C
                                 Director to fill the vacancy on the Board caused by the retirement of Patrick A. Calvey, Jr. Mr. Cali is a self-employed attorney practicing in Dunmore.

PATRICK J. DEMPSEY               Mr. Dempsey, age 67, has been a director of the
                                 company since 1999. Mr. Dempsey has also served as a member of the bank's board of directors since 1985. He is the President and General
                                 Manager of Dempsey Uniform & Supply, Inc. and the President and General Manager of Gonzaga
                                 Realty, Inc., both located in Dunmore.

MICHAEL F. MARRANCA              Mr. Marranca, age 68, has been a director of
                                 the company and the company's President and Chief Executive Officer since its inception in 1999. He has been a member of the bank's board of directors since 1976. He has been employed by the bank since 1967 and has served as the bank's President and Chief Executive Officer since 1988.

FAMILY RELATIONSHIPS

           Director Mary E. McDonald is the aunt of Director Michael J. McDonald. Director Brian J. Cali is the son of Samuel C. Cali, Chairman of the Board.

EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth selected information, as of March 23, 2001, about the executive officers of the company, each of whom is elected by the Board of Directors annually and each of whom holds office at the discretion of the Board of Directors. All of the officers have been principally employed by the bank for more than 5 years.


                                                                  Position Held
            Name                        Position                      Since                         Age
            ----                        --------                      -----                         ---

Michael F. Marranca            President and Chief                     1999                         68
                               Executive Officer

Kevin R. Messett               Senior Vice President                   1999                         45

Robert P. Farrell              Treasurer                               1999                         48

EXECUTIVE OFFICERS OF THE BANK

         The following table provides selected information, as of March 23, 2001, about the executive officers of the bank, each of whom is elected by the bank's Board of Directors annually and each of whom holds office at the discretion of the Board of Directors.


                                                             Position Held             Bank
            Name                        Position                 Since            Employee Since           Age
            ----                        --------                 -----            --------------           ---

Michael F. Marranca            President and Chief                1976                 1967                 68
                               Executive Officer

Kevin R. Messett               Executive Vice President(1)        1999                 1991                 45

Robert P. Farrell              Cashier/Comptroller                1989                 1987                 48

John J. Keeler                 Vice President                     1990                 1990                 49

Joel W. Gillick                Vice President                     2000                 1996                 32



COMMITTEES OF THE COMPANY'S AND BANK'S BOARDS OF DIRECTORS

         During 2000, the company's Board of Directors maintained 2 standing committees, and the bank's Board of Directors maintained 9 standing committees. The function of each of these committees is described below. Samuel C. Cali, Chairman of the Board, serves as the Chairman of all committees.

Committees of the Company's Board of Directors
----------------------------------------------

NOMINATING: This committee nominates qualified members to the Board of Directors.

EMPLOYEE STOCK INCENTIVE: This committee determines which key employees are eligible for participation in the company's stock option plan.

Committees of the Bank's Board of Directors
-------------------------------------------

EXECUTIVE: This committee acts with limited powers on behalf of the Board whenever the Board is not in session. It meets only as needed and acts only by unanimous vote. If any non-employee director wants a matter to be addressed by the Board rather than the Executive Committee, then such matter is submitted to the Board.

LOAN: This committee oversees the lending activities of the bank to ensure compliance with regulatory requirements. It reviews loan applications and makes recommendations to management.

AUDIT/COMPLIANCE: This committee reviews auditing, accounting, financial reporting, internal and external control functions. It recommends our independent accountant and reviews their services. All members are non-employee directors.

ASSET/LIABILITY (ALCO): This committee monitors and helps maintain the bank's risk position with respect to assets and liabilities and recommends allocation of funds for interest rate sensitivity, time deposits, liquidity, federal funds, loans, investments and tax positioning. It reviews the Asset/Liability Policy, develops procedures, and recommends policy changes. It also serves as the bank's Investment Committee.

HUMAN RESOURCES: This committee assures equitable employment exchange by ensuring that sound human resource management systems are developed and maintained.

CREDIT ADMINISTRATION: This committee analyzes a comprehensive set of credit administration reports that provide detailed information relating to the overall quality of the loan portfolio.

TRUST: This committee reviews the Bank Trust Department's policies, performance, compliance and profitability. It exercises fiduciary discretion in making decisions and advising trust management when requested.

                      COMMITTEES OF THE BOARDS OF DIRECTORS
                             AS OF DECEMBER 31, 2000

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               EMPLOYEE
                                                               HUMAN       CREDIT                               STOCK
                     EXEC.      LOAN       AUDIT       ALCO      RESCS.       ADM.     NOM. (1)     TRUST      INCENT.
                     -----      ----       -----       ----      ------       ----     -----   -    -----      -------
--------------------------------------------------------------------------------------------------------------------------
Samuel C. Cali         X          X          X          X          X           X           X          X           X
--------------------------------------------------------------------------------------------------------------------------

Michael F.             X          X                     X          X           X           X          X
Marranca
--------------------------------------------------------------------------------------------------------------------------

Mary E.                           X          X          X          X           X           X
McDonald
--------------------------------------------------------------------------------------------------------------------------

John F.                           X          X          X          X           X           X
Glinsky, Jr.
--------------------------------------------------------------------------------------------------------------------------

Patrick A.             X          X          X          X          X           X           X          X
Calvey, Jr.
(replaced by
Brian J. Cali in
February 2001)
--------------------------------------------------------------------------------------------------------------------------

Patrick J.                        X          X          X          X           X           X                      X
Dempsey
--------------------------------------------------------------------------------------------------------------------------

Paul A. Barrett                   X          X          X          X           X           X
--------------------------------------------------------------------------------------------------------------------------

John T. Cognetti                  X          X          X          X           X           X                      X
--------------------------------------------------------------------------------------------------------------------------

Michael J.                        X          X          X          X           X           X                      X
McDonald
--------------------------------------------------------------------------------------------------------------------------

David L.                          X          X          X          X           X           X
Tressler, Sr.
--------------------------------------------------------------------------------------------------------------------------

MEETINGS HELD IN       0          0          4          1          1           1           1          3           1
2000
--------------------------------------------------------------------------------------------------------------------------
(1)      Refers to both the Nominating Committee of the company and the
         Nominating Committee of the bank, each of which held one meeting in
         2000.


AUDIT COMMITTEE REPORT

         The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. A copy of the Committee's written charter, adopted by the Board of Directors, is attached to this proxy statement as Appendix "C." Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the annual report for fiscal year 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has reviewed and discussed with the independent auditors the auditors' independence from management and the corporation, including the matters in the independent auditors' written disclosure and letter received by the Committee, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Committee discussed with the corporation's internal and independent auditors the overall scope and plans for their respective audits of the 2000 financial statements. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The Committee discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication on Audit Committees). The Committee held four meetings during fiscal year 2000.

         Based upon the review and discussions referred to above, the Audit Committee's review of management's representations, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

         Aggregate fees billed to the corporation and the bank by Parente Randolph, P.C., the independent auditors, for services rendered during the year ended December 31, 2000, were as follows:


                  Audit Fees                                        $53,305.00

                  Financial Information Systems                     $        0
                  Design and Implementation Fees

                  All Other Fees                                    $42,668.35

           The Committee has considered whether the independent accountants' provision of non-audit services is compatible with maintaining the independent auditors' independence.

         The Audit Committee is comprised of 9 directors, all of whom are considered "independent" as defined in the National Association of Securities Dealers' listing standards.

         This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The foregoing report has been furnished by the current members of the Audit Committee.

                         MEMBERS OF THE AUDIT COMMITTEE

                Paul A. Barrett           John F. Glinsky, Jr.
                Brian J. Cali             Mary E. McDonald
                Samuel J. Cali            Michael J. McDonald
                John T. Cognetti          David L. Tressler, Sr.
                Patrick J. Dempsey

COMPENSATION OF DIRECTORS

         Directors receive no remuneration for attendance at meetings of the company's Board of Directors. However, the bank pays each non-employee member of its Board a regular quarterly fee. During 2000, the bank paid a quarterly retainer of $7,000 to each non-employee bank director for his or her services. The bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. Directors must attend at least two meetings per month from three regularly scheduled Board or committee meetings. In the aggregate, the bank paid its directors $252,000 for all services rendered in 2000.

         In addition, under the 1998 Independent Directors Stock Option Plan, non-employee directors of the bank were eligible to receive stock option awards during 2000. Beginning in 1999, at the beginning of each year, the bank has granted its non-employee directors, in the aggregate, options to purchase 4,500 shares. On January 3, 2000, the bank awarded its non-employee directors options to purchase 4,500 shares of common stock under the plan at an exercise price of $35.13, as adjusted for the two-for-one stock exchange upon the bank's reorganization into a holding company structure. The Board of Directors adopted the company's 2000 Independent Directors Stock Option Plan in December of 2000, which if approved by shareholders, will replace the 1998 Independent Directors Stock Option Plan. The Board of Directors has directed that the 2000 Independent Directors Stock Option Plan be presented to shareholders for approval at the 2001 Annual Meeting. See "Proposal No. 4: Approval and Adoption of the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan" below for more information about this plan.

NOMINATING DIRECTORS

         The company's Nominating Committee selects individuals for nomination by the Board of Directors of the company. Under Section 9.1 of the company's by-laws, shareholders may also nominate individuals for the position of director. The shareholder must notify the Secretary of the company in writing no less than 60 days prior to the date of the Annual Meeting of Shareholders. The notice should contain the following information:

o        The proposed nominee's name and address;
o        The proposed nominee's age;
o        The number of shares of the company owned by the proposed nominee;
o The total number of shares that to the knowledge of the notifying shareholder will be voted for the proposed nominee;
o        The name and residence address of the notifying shareholder; and
o        The number of shares of the company owned by the notifying shareholder.

     You may obtain a copy of the company's by-laws by writing to John F. Glinsky, Jr., Secretary, Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the annual compensation for services in all capacities to the company and the bank for the fiscal years ended December 31, 2000, 1999, and 1998, for those persons who were at December 31, 2000:

         o        The Chief Executive Officer; and
         o The 4 other most highly compensated executive officers of the company to the extent such person's total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                             Annual Compensation                            Long-Term Compensation
                             -------------------                            ----------------------

                                                                       Awards                    Payouts
                                                                       ------                    -------
         (a)            (b)        (c)         (d)          (e)          (f)          (g)          (h)           (i)
                                                                                  Securities
                                                          Other      Restricted   Underlying
                                                         Annual         Stock      Options/       LTIP          All other
 Name and Principal              Salary       Bonus      Compen-       Award(s)       SARs        Payouts      Compensation
      Position          Year       ($)         ($)       sation          ($)          (#)          ($)          ($)(1)(2)
      --------          ----       ---         ---       ------          ---          ---          ---          ---------

Michael F. Marranca     2000     187,000       8,000         0            0           700           0           26,312 (1)
President and Chief     1999     181,000      25,000         0            0           700           0           29,394 (1)
Executive Officer       1998     171,560      12,000         0            0            0            0           31,326 (1)

Kevin R. Messett,       2000     100,000       5,000         0            0           500           0           13,730 (2)
Executive Vice          1999      92,016      19,000         0            0           500           0           15,744 (2)
President               1998      85,200       4,000         0            0            0            0           15,025 (2)


(1) Figure includes the company's contributions to the 401(k) and deferred profit sharing plan of $10,726.20, $17,113, and $18,934 on behalf of Mr. Marranca for 2000, 1999, and 1998, respectively. It also includes membership dues of $8,664, $8,577 and $9,237 paid on behalf of Mr. Marranca in 2000, 1999, and 1998, respectively. In addition to annual salary, Mr. Marranca receives some or all of the following benefits: medical, dental, life and disability insurance, and other customary benefits. Figure includes payments made by the company, on behalf of Mr. Marranca, of $6,921.36, and $3,704, and $3,155 in 2000, 1999, and 1998,
      respectively.

(2) Figure includes the company's contributions to the 401(k) and deferred profit sharing plan of $5,426.95, $10,854, and $9,778 on behalf of Mr. Messett for 2000, 1999, and 1998, respectively. It also includes membership dues of $2,458, $2,310 and $2,620 paid on behalf of Mr. Messett in 2000, 1999, and 1998, respectively. In addition to annual salary, Mr. Messett receives some or all of the following benefits: medical, dental, life and disability insurance, and other customary benefits. Figure includes payments made by the company, on behalf of Mr. Messett, of $5,845, $2,580, and $2,627 in 2000, 1999, and 1998, respectively.

STOCK OPTION GRANTS IN FISCAL YEAR 2000

           The following table sets forth certain information for any stock options which the bank granted the executives named in the Summary Compensation Table during 2000:

                      OPTION/SAR GRANTS IN FISCAL YEAR 2000
                                INDIVIDUAL GRANTS

================================================================================

                                                                                                         Potential Realizable
                                                                                                       Value at Assumed Annual
                                                                                                         Rates of Stock Price
                                                                                                           Appreciation for
                                          Individual Grants                                                 Option Term(3)
                                          -----------------                                                 -----------

                                  Number of
                             Securities Exercise  % of Total Options/ SARs    or Base
     Name and Principal      Underlying Options/   Granted to Employees in      Price     Expiration
     Position with Bank        SARs Granted (#)          Fiscal Year           ($/Sh)        Date        5%($)        10%($)
     ------------------        ----------------          -----------           ------        ----        -----        ------

            (a)                      (b)                     (c)                 (d)         (e)          (f)           (g)

Michael F. Marranca,
President and Chief
Executive Officer                  700 (1)                  20.59%           $35.125(2)    01/03/10      15,463       38,184


Kevin R. Messett, Executive
Vice President                     500 (1)                  14.71%           $35.125(2)    01/03/10      11,045       26,989

------------
(1) Options were granted on January 3, 2000, under the bank's 1998 Stock Incentive Plan and became exercisable after July 3, 2000. The securities have been adjusted for the two-for-one stock exchange on June 30, 2000.

(2) The exercise or base price per share has been adjusted to reflect the two-for-one stock exchange on June 30, 2000.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gain, if any, on the exercise of stock options will depend on the future performance of the common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

EXERCISES OF STOCK OPTIONS IN FISCAL YEAR 2000 AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth certain information relating to stock options held by the executives named in the Summary Compensation Table. As noted below, these executives did not exercise any of their stock options in 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR(1) VALUES
================================================================================

                                                             Number of Securities
                                                            Underlying Unexercised            Value of Unexercised
                            Shares Acquired                     Options/SARs                     in-the-Money
    Name and Principal      ---------------      Value           at FY-End (#)            Options/SARs at FY-End ($)
    Position with Bank      on Exercise (#)   Realized ($)  Exercisable/Unexercisable      Exercisable/Unexercisable
    -----------------      ----------------   ------------ --------------------------      -------------------------
            (a)                   (b)             (c)                   (d)                          (e)

Michael F. Marranca,
President and Chief
Executive Officer                  0               0               1,400 / 0(2)                4,812.50/ --(3)

Kevin R. Messett,
Executive Vice President
                                   0               0               1,000 / 0(2)                3,437.50 / --(3)

-------
(4)   A "SAR" is a stock appreciation right. The bank has not granted any SAR's.

(2) Half of the options were granted on January 4, 1999, under the bank's 1998 Stock Incentive Plan and became exercisable after July 4, 1999. The remaining options were granted on January 3, 2000, under the 1998 Stock Incentive Plan and became exercisable after July 3, 2000. The options have been adjusted to reflect the two-for-one stock exchange that occurred on June 30, 2000.

(3) The stock-exchange adjusted exercise price for the options granted in 1999 is $31.00. The stock-exchange adjusted exercise price for the options granted in 2000 is $35.125. The market value of the company's stock was $36.50 per share as of December 31, 2000.


                 CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS
                                 WITH MANAGEMENT

           The company has not entered into any material transactions nor proposed any material transactions with any director or executive officer of the company, or any associate of the foregoing persons. The company has engaged in and intends to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the company and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers of the company.

           Total loans outstanding from the Bank at December 31, 2000, to the company's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $6,975,140.73, or approximately 18.59% of the total equity capital of the company. The company made these loans in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and they did not involve more than the normal risk of collection or present other unfavorable features.

           The largest aggregate amount of indebtedness outstanding during 2000 to the above described group was approximately $8,457,059.17. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2001, to the above group was approximately $7,017,707.71.

           During 2000, the law firm of O'Malley & Harris, P.C. performed legal services on behalf of the company and the bank. Director Paul A. Barrett is employed as an attorney at this firm. The amount of fees paid by the company and the bank to the law firm in 2000 accounted for less than 5% of the law firm's gross revenues for 2000. The company and the bank intend to continue to hire this firm for legal services in the future.

           Further, in 2000, the bank paid $20,967.83 to American Janitor and Paper Supply Co., Inc. for janitorial supplies and $14,138.59 to Dempsey Uniform & Linen Supply, Inc. for linens for the bank. Patrick A. Calvey, Jr., a director of the company during 2000, is an officer of American Janitor and Paper Supply Co. Director Patrick Dempsey is the President and owner of Dempsey Uniform & Linen Supply, Inc. All of these products and services were sold or provided according to the customary price or fee schedule of the seller or service provider.

                      BENEFICIAL OWNERSHIP OF THE COMPANY'S
                    COMMON STOCK BY SIGNIFICANT SHAREHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

           As of March 23, 2001, we know of no shareholder who owns more than 5% of the company's outstanding common stock, either on the company's records or indirectly as a beneficial owner.

           The following table provides information, as of March 23, 2001, with respect to the following beneficial owners of the company's common stock:

           o    Each director or nominee for director of the company,
           o    Each executive officer of the company, and
           o    All executive officers and directors as a group.

         We determined beneficial ownership by applying the General Rules and Regulations of the SEC, which state that a person may be credited with the ownership of common stock:

           o Owned by or for the person's spouse, minor children or any other relative sharing the person's home,

           o Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock, and

           o Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

           Also, a person who has the right to acquire shares within 60 days after March 23, 2001, will be considered to own the shares. As of March 23, 2001, the number of common stock issued and outstanding was approximately 1,808,899.508. The calculation of percentages is based upon this number, plus 14,400 shares of common stock subject to exercisable options, for a total of 1,823,299.508 shares.

                                                            AMOUNT AND NATURE OF          PERCENTAGE OF COMPANY'S
NAME OF INDIVIDUAL AND                                    BENEFICIAL OWNERSHIP OF        COMMON STOCK BENEFICIALLY
POSITION WITH COMPANY                                    COMPANY'S COMMON STOCK (1)                OWNED
Paul A. Barrett                                                  37,093 (2)                        2.03%
     Director

Samuel C. Cali                                                   53,612 (3)                        2.94%
     Chairman of the Board

Brian J. Cali                                                    35,489 (4)                        1.95%
     Director and Nominee

John T. Cognetti                                                 6,798 (5)                           *
     Director and Nominee

Patrick J. Dempsey                                               32,922 (6)                        1.81%
     Director and Nominee

John F. Glinsky, Jr                                              34,955 (7)                        1.92%
     Secretary, Director and Nominee

Michael F. Marranca                                              51,232 (8)                        2.81%
     President and Chief Executive Officer,
     Director and Nominee

Mary E. McDonald                                                 85,754 (9)                        4.70%
     Director and Nominee

Michael J. McDonald                                             42,361 (10)                        2.32%
     Director and Nominee

                                                            AMOUNT AND NATURE OF          PERCENTAGE OF COMPANY'S
NAME OF INDIVIDUAL AND                                    BENEFICIAL OWNERSHIP OF        COMMON STOCK BENEFICIALLY
POSITION WITH COMPANY                                    COMPANY'S COMMON STOCK (1)                OWNED
David L. Tressler, Sr.                                           7,091 (11)                          *
     Director and Nominee

Robert P. Farrell                                                   916 (12)                         *
      Treasurer

Kevin R. Messett                                                 1,091 (13)                          *
     Senior Vice President

All Officers and Directors as a Group (10                          389,314                        21.35 %
Directors, 3 Officers, 12 persons in total)


* Represents beneficial ownership of less than 1% of the company's common stock.

(1)      Information furnished by the directors and the bank.

(2) Figure includes 976 shares held solely by Mr. Barrett, 9,270 shares held solely by Mr. Barrett in an IRA, 2,005 shares held jointly by Mr. Barrett and his spouse, 2,146 shares held by Mr. Barrett's spouse, 21,696 shares held as Trustee and co-owner of the Estate of Mildred Barrett, and 1,000 exercisable options.

(3) Figure includes 48,522 shares held in the S.C. Cali Revocable Trust, 4,090 shares held in Jane Cali's Revocable Trust, and 1,000 exercisable stock options.

(4) Figure includes 26,539 shares held solely by Mr. Cali, 2,456 shares held by Mr. Cali in a self-employed retirement trust, 1,087 shares held by Mr. Cali in trust for his children, 2,233 shares held jointly by Mr. Cali and his children, and 3,174 shares held by Mr. Cali's children.

(5) Figure includes 200 shares held solely by Mr. Cognetti in an IRA, 2,900 shares held jointly by Mr. Cognetti and his spouse, 1,139 shares held by Mr. Cognetti's spouse, 1,559 shares held by Mr. Cognetti's spouse and child, and 1,000 exercisable stock options.

(6) Figure includes 4,000 shares held solely by Mr. Dempsey, 21,096 shares held by Mr. Dempsey's spouse, 6,826 shares held by Mr. Dempsey's children, and 1,000 exercisable stock options.

(7) Figure includes 12,408 shares held solely by Mr. Glinsky, 19,997 shares held jointly by Mr. Glinsky and his spouse, 1,300 shares held jointly by Mr. Glinsky and his children, 200 shares held by Mr. Glinsky's spouse and children, 50 shares held by Mr. Glinsky's spouse and grandchild, and 1,000 exercisable stock options.

(8) Figure includes 16,274 shares held solely by Mr. Marranca, 1,656 shares held solely by Mr. Marranca in an IRA, 28,902 shares held by Mr. Marranca's spouse, 3,000 shares held by Mr. Marranca's spouse and grandchildren, and 1,400 exercisable stock options.

(9) Figure includes 84,754 shares held solely by Mrs. McDonald and 1,000 exercisable stock options held by Mrs. McDonald as the beneficiary of the Estate of Herbert M. McDonald.

(10) Figure includes 34,381 shares held solely by Mr. McDonald, 6,151 shares held by Mr. McDonald's spouse, 808 shares held by Mr. McDonald's spouse and children, 21 shares held by Mr. McDonald's children, and 1,000 exercisable stock options.

(11) Figure includes 901 shares held solely by Mr. Tressler, 477 shares held jointly by Mr. Tressler and his spouse, 915 shares held in trust by Mr. Tressler's spouse and child, 3,478 shares held jointly by Mr. Tressler in trust with his son, 269 shares held jointly by Mr. Tressler and his daughter, 51 shares held jointly by Mr. Tressler and his grandchildren, and 1,000 exercisable stock options.

(12) Figure includes 116 shares held jointly by Mr. Farrell with his spouse and 800 exercisable stock options.

(13) Figure includes 91 shares held by Mr. Messett's children and 1,000 exercisable stock options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires each of the company's officers and directors, and persons who beneficially own more than 10% of the registered class of the company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the company with copies of all filed
Section 16(a) forms. The Board of Directors knows of no persons who own greater than 10% of the company's outstanding common stock. Prior to the formation of Fidelity D & D Bancorp, Inc., as the holding company of the bank, these reports were filed for the bank's common stock with the FDIC.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the company believes that during the period from January 1, 2000, through December 31, 2000, its officers and directors were in compliance with all filing requirements applicable to them, and that all required reports were filed on a timely basis, except that Director Michael J. McDonald filed one late report that related to one transaction.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors of Fidelity D & D Bancorp, Inc. governs the company. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the company's shareholders, customers, and the communities served by the company. To accomplish the strategic goals and objectives of the company, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the company's strategic mission.

         The fundamental philosophy of the company's compensation program is to offer competitive compensation opportunities for all employees, based on the individual's contribution and personal performance. The bank's Human Resource Committee, comprised of all the directors, administers the bank's compensation program. The executive officers of the company are employed and compensated by the bank. The committee seeks to establish a fair compensation policy governing executive officers' base salaries and bonuses and to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the products and services of the company and the bank, thereby improving profitability, increasing dividends to our shareholders and, subsequently, raising the market value of our shares.

         The committee reviews and approves annually the top executives compensation, including the compensation for the chief executive officer and all vice presidents. As a guideline for determining base salaries, the committee uses information composed of a Pennsylvania bank peer group in the R.L. Webber Salary Survey, as well as data collected by the company from proxies and Annual Reports of Pennsylvania-based banks. The committee used a separate peer group of banks for compensation review purposes from the peer group it used for the performance chart because the R.L. Webber Salary Survey permits the committee to base its review on data collected from a much broader data base than simply the nine institutions in the peer group reflected in the performance graph.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The committee has determined that the Chief Executive Officer's 2000 base salary of $187,000, bonus of $8,000 and benefits are appropriate in light of the company's performance. This determination included a review of the company's return on assets, return on equity, net income, and asset growth. However, no direct correlation exists between the Chief Executive Officer's compensation, the Chief Executive Officer's increase in compensation, and any specific performance criteria, nor does the committee give any weight to specific individual performance criteria. After reviewing all information, including the above, the committee subjectively determines the Chief Executive Officer's compensation.

EXECUTIVE OFFICERS

         The committee establishes the compensation of the company's executive officers including increases in compensation based on its subjective analysis of the individual's contribution to the company's strategic goals and objectives. In determining whether strategic goals have been achieved, the committee considers, among numerous factors, the following: the company's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, no direct correlation exists between any specific criterion and an employee's compensation, nor does the committee attribute any specific weight to any criteria in the analysis. After review of all information, including the above, the committee makes a subjective determination.

         In addition to base salary, executive officers of the bank may participate in the bank's 401(k) plan, which is generally available to all employees. The committee also awards annual bonuses at the end of the year at its discretion. In addition to base salary, during 2000, executive officers of the bank were eligible to receive stock option awards under the bank's 1998 Stock Incentive Plan. On January 3, 2000, the bank awarded its officers and key employees options to purchase 3,400 shares of common stock under the plan at an exercise price of $35.13, as adjusted for the two-for-one exchange of company common stock for bank common stock upon the bank's reorganization into a holding company structure. The Board of Directors adopted the company's 2000 Stock Incentive Plan in December of 2000, the approval of which is one proposal presented in this proxy statement. See "Proposal No. 5: Approval and Adoption of the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan" below for more information about this plan.

         General labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the company's success influence total compensation opportunities available to the employees of the company. Individuals are reviewed annually on a calendar year basis. The company strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the company believes it can meet its strategic goals and objectives for its constituencies and provide compensation that is fair and meaningful to its employees.

                          THE HUMAN RESOURCES COMMITTEE

       PAUL A. BARRETT            JOHN T. COGNETTI         MARY E. MCDONALD
       SAMUEL C. CALI             PATRICK J. DEMPSEY       MICHAEL J. MCDONALD
       JOHN F. GLINSKY, JR.       MICHAEL F. MARRANCA
                                  DAVID L. TRESSLER, SR.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

           Mr. Michael F. Marranca, President and Chief Executive Officer of the company, is a member of the Board of Directors of the company and of the Human Resources Committee that performs the functions of a compensation committee. Mr. Marranca neither participates in conducting his own review nor takes part in determining his own compensation.

                          SHAREHOLDER PERFORMANCE GRAPH

         We present below a graph comparing the yearly dollar change in the cumulative total shareholder return on the company's common stock against the cumulative total return of the S&P Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1996 and ending December 31, 2000. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1995, in each of the company's capital stock, the S& P 500 Stock Index and the Peer Group Index, the cumulative total investment at December 31, 2000, would be $198.93, $231.62 and $153.16, respectively. All of these cumulative total returns are computed assuming the reinvestment of all dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.(1)




                                    [GRAPHIC]

  [The following is a description of the performance graph in tabular format.]

                                1995          1996           1997            1998            1999            2000
Peer Group
Total                          800.00        992.02        1,402.79        1,577.27        1,424.95        1,225.31

Peer Group
Index                          100.00        124.00          175.35          197.16          178.12          153.16

Fidelity D & D
Bancorp, Inc.                  100.00        103.74          124.46          160.88          187.24          198.93

S & P 500
Total Return                   100.00        122.90          163.85          210.58          254.83          231.62

S & P 500
Total Return Index             100.00        122.90          163.85          210.58          254.83          231.62


(1) The peer group for which the above information appears includes the following companies: ACNB Corporation, CNB Financial Corporation, Community Bancorp, Inc., Drovers Bancshares Corporation, First West Chester Corporation, Franklin Financial Services Corp., Juniata Valley Financial Corp., Penseco Financial Services Corp., and Pioneer American Holding Co. These companies were selected based on four criteria: total assets between $80 million and $650 million; market capitalization greater than $20 million; headquarters in Pennsylvania; and, not quoted on NASDAQ.

                                 PROPOSAL NO. 4:
                            APPROVAL AND ADOPTION OF
                        THE FIDELITY D & D BANCORP, INC.
                  2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN

         On December 12, 2000, the Board of Directors adopted the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan and reserved 50,000 shares of common stock for issuance under the plan. The plan is subject to approval of the company's shareholders at the Annual Meeting. The terms and effect of the plan are summarized below. This summary highlights selected information from the 2000 Independent Directors Stock Option Plan and may not contain all of the information that is important to an individual shareholder. To understand the plan fully, and for more complete descriptions of the terms of the plan, you are encouraged to read carefully the 2000 Independent Directors Stock Option Plan, attached as Appendix "A."

         The purposes of the 2000 Independent Directors Stock Option Plan are as follows:

        o To advance the development, growth and financial condition of the company and the bank by providing additional incentives to non-employee members of the Board of Directors of the company by encouraging them to acquire stock ownership in the company;

        o To secure, retain and motivate non-employee directors of the company;

        o To provide long-term incentive compensation through financial rewards dependent on future increases in the market value of the company's stock; and

        o To align the interests of non-employee directors with those of shareholders.

TERM

         The plan is effective as of December 12, 2000, the date it was adopted by the Board of Directors, subject to approval by the shareholders, and will continue in effect for 10 years, unless previously terminated by the Board. The maximum number of shares of common stock that may be issued under the plan is 50,000. However, the company may adjust the number due to stock splits, payments of stock dividends or other changes in the structure of the company's capital.

ELIGIBILITY AND GRANTS

         Persons eligible to receive awards under the plan will be those directors who are not employees of either the company or its banking subsidiary. Currently, there are 9 non-employee directors (also nominees for director) who will be eligible under the plan.

         Each non-employee director will be granted options to purchase 500 shares of common stock on the first business day of January. The purchase price of common stock subject to a stock option shall be the fair market value, as defined in the plan, at the time of grant. As of March 23, 2001, the fair market value of the company's common stock was $36.375 per share, based on an average of the dealer "bid" and "ask" prices on the Over-the-Counter Bulletin Board, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). The recipient may exercise their stock options at any time for 10 years after the date of grant, subject to any vesting period contained in their specific agreement granting the options. No option may be exercised after 10 years from the date of grant. Furthermore, as described in the plan, upon the execution of an agreement that would result in a change in control of the company, any and all outstanding stock options under the plan will immediately become exercisable until the consummation of the events proposed in the agreement.

         If a director ceases to be a director of the Company for any reason, the remaining portion of a director's unexercised stock options terminate one year after the director's termination, subject to the 10 year limitation on exercisability. If a director dies prior to the expiration of the director's stock options, and without having fully exercised the stock options, and to the extent that the stock options are exercisable at the time of death, the director's legal representative or beneficiary shall have the right to exercise the stock options within one year after the director's death.

TRANSFERABILITY

         Except as otherwise provided by the Board of Directors or by estate laws, the recipient may not transfer any stock options under this plan other than by will or the laws of descent and distribution.

ADMINISTRATION

         The Board of Directors or a committee composed of at least two members of the Board will have the ability to control and manage the operation and administration of the plan.

AMENDMENT

         The Board of Directors may amend, suspend or terminate the plan at any time without shareholder approval, subject to the requirements under applicable securities and tax laws or regulations. However, any amendment of the plan may not materially or adversely affect any right of a director with respect to unexercised stock options previously issued, without the director's consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         Options issued pursuant to the plan will not qualify as incentive stock options issued pursuant to a qualified plan within the meaning of Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. Under the provisions of the Code as in effect on the date of this proxy statement, a director who receives a non-qualified option will not recognize taxable income on the grant of the option. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The company will be entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income recognized by the director.

CANCELLATION OF PRIOR OPTIONS

         The Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan will replace The Fidelity Deposit and Discount Bank 1998 Independent Directors Stock Option Plan. The bank will not make any further awards under the prior plan if shareholders approve the new company plan. Also, upon shareholders' approval of the new plan, each holder of an outstanding option under the 1998 plan will be entitled to receive, in substitution for the prior option, a new option under the 2000 plan. The prior options will be cancelled at that time. The number of shares and the exercise price of the new options will be adjusted for the exchange ratio of company common stock for bank common stock upon the reorganization of the bank as the subsidiary of the company.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The company intends to register the options issued under the 2000 Independent Directors Stock Option Plan and the underlying securities by filing the appropriate registration statement with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as soon as practicable following shareholders' approval of the plan.

NEW PLAN BENEFITS

         The company made the first award on January 2, 2001, subject to subsequent shareholder approval. On that date, the company granted the 9 non-employee directors options to purchase a total of 4,500 shares of the company's common stock under the plan at an exercise price of $36.50 per share. The options will become exercisable six months from the date of grant, on July 2, 2001, and expire on January 2, 2011. If shareholders do not approve the plan, these options will lapse and cease to convey any rights.

         The following table shows the benefits that will accrue to eligible persons under the plan during 2001, including the dollar value of options as of March 23, 2001:

                              NEW PLAN BENEFITS (1)

              Name and Position                          Dollar Value ($)                   Number of Units
              -----------------                          ----------------                   ---------------
Chief Executive Officer and other Executives                    $0                                 0
named in the Summary Compensation Table

Executive Group                                                 $0                                -0-

Non-Executive Director Group                                    $0                               4,500
(9 persons)                                      (not in-the-money as of 3/23/01)


Non-Executive Officer Employee Group                            $0                                -0-


 -----------------
(1) The dollar value of the options is the difference between the fair market value of the underlying securities and the exercise price of the options. For purposes of this table, we have used the fair market value on March 23, 2001, of $36.375 per share, based on an average of the dealer "bid" and "ask" prices for the Company's common stock on the over-the-counter market, as reported by NASDAQ. The exercise price is $36.50 per share.

PROPOSED SHAREHOLDERS' RESOLUTION

         The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

                  "RESOLVED, that the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan, the text of which is provided in its entirety in the Proxy Statement for the 2001 Annual Meeting of Shareholders as Appendix `A,' is hereby approved, adopted, ratified and confirmed by the shareholders of the Company."

         The approval and adoption of the plan requires the affirmative vote of at least a majority of all votes cast by shareholders. Proxies solicited by the Board of Directors will be voted for the resolution unless shareholders specify to the contrary on their proxies.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING AND ADOPTING THE FIDELITY D & D BANCORP, INC. 2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN.

                                 PROPOSAL NO. 5:

                            APPROVAL AND ADOPTION OF
           THE FIDELITY D & D BANCORP, INC. 2000 STOCK INCENTIVE PLAN


         On December 12, 2000, the Board of Directors adopted the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan, subject to approval by the shareholders at the annual meeting. The Board of Directors reserved 50,000 shares of common stock for issuance under the Stock Incentive Plan subject to future adjustment for stock splits or stock dividends. Also, in the event of an exchange of shares of the company's common stock for another entity's capital, such as by reason of merger or reorganization, the shares under the plan shall be substituted for the new shares accordingly. The terms and effect of the 2000 Stock Incentive Plan are summarized below. This summary highlights selected information from the 2000 Stock Incentive Plan and may not contain all of the information that is important to an individual shareholder. To understand the plan fully, you should carefully read the 2000 Stock Incentive Plan that is attached to this proxy statement as Appendix "B". Appendix "B" is deemed to be an integral part of this proxy statement.

         The purposes of the Stock Incentive Plan are as follows:

         o To advance the company's development, growth and financial condition by providing additional incentives to key officers and other employees by encouraging them to acquire stock ownership in the company; and
         o To secure, retain and motivate personnel who may be responsible for the company's operation and management.

TERM

         The Stock Incentive Plan became effective on December 12, 2000, the date the Board of Directors adopted it, subject to shareholder approval within one year. The Board may suspend or terminate the plan at any time and under no circumstances may awards be granted after the 10th anniversary of the plan's effective date, or December 12, 2010.

AMENDMENT

         The Board of Directors of the company may amend, suspend or terminate the plan at any time without shareholder approval, subject to the requirements under applicable securities and tax laws or regulations. However, any amendment of the plan may not materially or adversely affect any right of a participant with respect to unexercised options previously issued, without the participant's consent. The committee administering the plan may rescind, revise and add to any of the terms, conditions and provisions in the plan or of an award under the plan, as necessary or appropriate to have the plan or awards be or remain qualified and in compliance with applicable securities and tax laws or regulations.

ADMINISTRATION

         A committee of at least three members of the Board, who are not employees of the company or any subsidiary, administers and interprets the plan. The committee also determines which executive officers and key employees qualify for awards under the 2000 Stock Incentive Plan and their associated terms and conditions.

ELIGIBILITY

         Persons eligible to receive awards are those executive officers employed by the company or its subsidiary and other key employees of the company or a subsidiary of the company, as determined by the committee. A person's eligibility to receive an award will not exclude him or her from participation in any other company incentive or benefit plan or program.

AWARDS

         The committee may issue awards under the Stock Incentive Plan in the form of:

         o QUALIFIED OPTIONS -- options to purchase stock intended to qualify for tax treatment as incentive stock options under Internal Revenue Code Sections 421 and 422, which confer specific tax benefits to recipients; or

         o NON-QUALIFIED OPTIONS -- options to purchase stock not intended to qualify for tax treatment under Internal Revenue Code Sections 421 through 424.

         The committee, in its sole discretion, determines the awards and their terms and conditions. Generally, awards may be exercised in whole or in part. The company will use funds received from the exercise of awards for its general corporate purposes. The committee may rescind, revise and add to any of the terms of the plan or of an award under the plan as necessary or appropriate to qualify or comply with applicable laws. The committee may also permit an acceleration of exercise terms of any awards. In addition, the 2000 Stock Incentive Plan provides for acceleration of the exercise terms of all outstanding awards if a change of control of the company occurs.

FEDERAL INCOME TAX CONSEQUENCES

         An employee who receives qualified options will not recognize taxable income on the grant or the exercise of the option. The exercise price of qualified options must be no less than the stock's fair market value on the date of the grant. As of March 23, 2001, the fair market value of the company's common stock was $36.375 per share. Qualified options may not be exercised less than six months after the date of grant nor more than 10 years after such date. Other restrictions include:

 o Qualified options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

 o If the recipient of a qualified option ceases to be employed by the company or its subsidiary for any reason other than death, the committee administrating the plan may permit the recipient to exercise the option during its remaining term, to the extent it remains exercisable, for a period of not more than three months after the cessation of employment, or if the employment was due to the disability of the recipient, one year after the cessation of employment.

 o If the participant dies while employed by the company or subsidiary, the committee may permit the participant's qualified personal representatives or beneficiaries under his or her will or applicable laws to exercise the qualified option no more than one year after the participant's death, to the extent that it remains exercisable.

         If the stock acquired by the exercise of a qualified option is held until the later of

         o    24 months from the award's grant date, and
         o    one year from the award's exercise date,

any gain (or loss) recognized on the stock's sale or exchange will be treated as long-term capital gain (or loss), and the company will not receive any income tax deduction.

         If stock acquired by the exercise of a qualified option is sold or exchanged before the expiration of the required holding period, the employee recognizes ordinary income in the year the disposition occurred in an amount equal to the difference between the option price and the lesser of the stock's fair market value on the exercise date, or the selling price. In the event of a disqualifying disposition, the company is entitled to an income tax deduction in the year the disposition occurred in an amount equal to the amount of ordinary income the employee recognized.

         Under the plan, non-qualified options may not be exercised less than six months after the date of grant nor more than 10 years after such date. The purchase price of common stock subject to non-qualified options shall be no less than the company's par value. Because the company's stock does not have a par value, the purchase price does not have a minimum amount. Non-qualified options are not transferable except as designated by the participant by will and the laws of descent and distribution. If the recipient of a non-qualified option under the plan ceases to be employed by the company or its subsidiary, the committee administering the plan may permit him or her to exercise the option during its remaining term, to the extent the option remains exercisable, or for such period of time and under such terms and conditions as the committee may prescribe.

         An employee who receives a non-qualified option will not recognize taxable income on the grant of the award. However, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The company is entitled to an income tax deduction in the year of exercise in an amount equal to the amount of income the employee recognized.

         This tax discussion is a summary and provided for the shareholders' convenience. The federal income tax consequences to any plan recipient and to the company may vary from those described above, depending upon individual actions and circumstances.

CANCELLATION OF PRIOR OPTIONS

         The Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan will replace The Fidelity Deposit and Discount Bank 1998 Stock Incentive Plan. The bank will not make any further awards under the prior plan if shareholders approve the new company plan. Also, upon shareholders' approval of the new plan, each holder of an outstanding option under the 1998 plan will be entitled to receive, in substitution for the prior option, a new option under the 2000 plan. The prior options will be cancelled at that time. The number of shares and the exercise price of the new options will be adjusted for the exchange ratio of company common stock for bank common stock upon the reorganization of the bank as the subsidiary of the company.

REGISTRATION UNDER THE SECURITIES ACT OF 1933

         The company intends to register the options issued under the 2000 Stock Incentive Plan and the underlying securities by filing the appropriate registration statement with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as soon as practicable following shareholders' approval of the plan.

NEW PLAN BENEFITS

         The company made the first award on January 2, 2001, subject to subsequent shareholder approval. On that date, the company granted certain officers and key employees options to purchase a total of 2,900 shares of the company's common stock under the plan at an exercise price of $36.50 per share. The options will become exercisable six months from the date of grant, on July 2, 2001. The options expire on January 2, 2011. If shareholders do not approve the plan, these options will lapse and cease to convey any rights.

         The following table shows the benefits that will accrue to eligible persons under the plan during 2001, including the dollar value of options as of March 23, 2001:

                              NEW PLAN BENEFITS (1)

              Name and Position                          Dollar Value ($)                   Number of Units
              -----------------                          ----------------                   ---------------
Michael F. Marranca,                                          0 (1)                               700
Chief Executive Officer

Kevin R. Messett,                                             0 (1)                               500
Executive Vice President

Executive Group                                               0 (1)                             2,400
(5 persons)

Non-Executive Director Group                                  0                                     0


Non-Executive Officer Employee Group                          0 (1)                               500
(number subject to determination by the
Employee Stock Incentive Committee; one
person from this group received options on
January 2, 2001)

 -----------------
(1) The dollar value of the options is the difference between the fair market value of the underlying securities and the exercise price of the options. For purposes of this table, we have used the fair market value on March 23, 2001, of $36.375 per share, based on an average of the dealer "bid" and "ask" prices for the Company's common stock on the over-the-counter market, as reported by NASDAQ. The exercise price is $36.50 per share. No options were in-the-money as of March 23, 2001.

         Future grants by the committee are not presently determinable. Currently, the Board of Directors has no definite plans to issue any benefits under the Stock Incentive Plan.

PROPOSED SHAREHOLDERS' RESOLUTION

         The Board of Directors recommends a vote FOR the following resolution that will be presented at the Annual Meeting:

         "RESOLVED, that the Fidelity D & D Bancorp, Inc. 2000 Stock Incentive Plan, the text of which is set forth in its entirety in Appendix `B' to the proxy statement for the 2001 Annual Meeting of Shareholders, is hereby approved, adopted, ratified and confirmed by the shareholders of the Company."

         A majority of votes cast on this matter must vote in the affirmative to approve and adopt the Stock Incentive Plan. The proxy holders will vote FOR the above resolution unless shareholders specify otherwise on their proxy cards.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE FIDELITY D & D BANCORP, INC. 2000 STOCK INCENTIVE PLAN.


                                 PROPOSAL NO. 6:

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors of the company believes that Parente Randolph, P.C.'s knowledge of the company is highly valuable and has appointed Parente Randolph, P.C., Certified Public Accountants, to audit the financial statements of the company and the bank for he fiscal year ending December 31, 2001. The Board proposes that the shareholders ratify this appointment. Parente Randolph advised the company that none of its members has any financial interest in the company or the bank. Parente Randolph served as the company's independent auditors for the 2000 fiscal year. They also assisted the company with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging the company for these services at its customary hourly billing rates. The company's Board of Directors approved these non-audit services after due consideration of the auditors' objectivity and after finding them to be wholly independent.

         In the event that the shareholders do not ratify the selection of Parente Randolph as the company's independent auditors for the 2001 fiscal year, the Board of Directors may choose another accounting firm to provide independent audit services for the 2001 fiscal year. Representatives of Parente Randolph will attend the annual meeting to make a statement and answer questions.

         The affirmative vote of the majority of votes cast on this proposal is needed to ratify Parente Randolph as independent auditors for 2001.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PARENTE RANDOLPH, P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS 2001 FISCAL YEAR.

                                LEGAL PROCEEDINGS

         The nature of the company's business generates some litigation involving matters arising in the ordinary course of business. However, in the opinion of management of the company, no legal proceedings are pending, which, if determined adversely to the company or the bank, would materially affect the company's undivided profits or financial condition. No legal proceedings are pending other than ordinary routine litigation incident to the business of the company. In addition, to management's knowledge, no government authorities have initiated or contemplated any material legal actions against the company or the bank.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any shareholder who, in accordance with the proxy rules of the SEC, wishes to submit a proposal for inclusion in the company's proxy statement for its 2002 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Fidelity D & D Bancorp, Inc. at its principal executive office, Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, not later than December 1, 2001.

         In addition, even if a proposal is not submitted by the above deadline for inclusion in the proxy statement, shareholders should submit any proposal by no later than February 14, 2002. In the event a shareholder submits a proposal after that date, the proxy holders may vote against the proposal at their discretion. However, the deadline for submitting nominations for directors is 60 days prior to the date of the 2002 Annual Meeting. See "Board of Directors and Executive Officers - Nominating Directors" above.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no matters other than those referred to in the Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of the company.

                             ADDITIONAL INFORMATION

         THE COMPANY ENCLOSES A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WITH THIS PROXY STATEMENT. IN ADDITION, UPON REQUEST, ANY SHAREHOLDER MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FROM ROBERT P. FARRELL, TREASURER, FIDELITY D & D BANCORP, INC., BLAKELY AND DRINKER STREETS, DUNMORE, PENNSYLVANIA 18512 OR BY CALLING (570) 342-8281.

                                                                    APPENDIX "A"

                          FIDELITY D & D BANCORP, INC.

                  2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN


         1. Company Purpose. The 2000 Independent Directors Stock Option Plan (the "Plan") is established to advance the development, growth and financial condition of Fidelity D & D Bancorp, Inc. (the "Company") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Company, and thereby securing, retaining and motivating members of the Company's Board of Directors who are not officers or employees of the Company or any subsidiary thereof ( the "Outside Directors").

         2. Term. The Plan shall become effective as of the date it is adopted by the Company's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Company's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Company's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan; however, the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

         3. Stock. The shares of the Company's common stock, without par value (the "Common Stock"), issuable under the Plan shall not exceed 50,000 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to
Section 10 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Company and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Company's failure to obtain any governmental authority deemed necessary by the Company's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Company of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

         4. Stock Options. Stock options shall be granted under the Plan to each Outside Director of the Company, annually, on the first business day of January (the "Grant Date"), with the first award of options to be made hereunder on January 2, 2001. Each Outside Director who is a member of the Company's Board of Directors on the Grant Date shall be awarded stock options to purchase 500 shares of Common Stock (the "Stock Options") under the following terms and conditions:

         (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of grant.

                                                                    APPENDIX "A"


         (b) If a director, who has received an award pursuant to the Plan, ceases to be a member of the Board of Directors for any reason, the director may exercise the Stock Option not more than twelve (12) months after such cessation. If a director, who has received an award pursuant to the Plan dies, the director's qualified personal representative, or any person who acquires a Stock Option pursuant to the director's Will or the laws of descent and distribution, may exercise such Stock Option during its remaining term for a period of not more than twelve (12) months after the director's death to the extent that the Stock Option would then be and remains exercisable.

         (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 6 hereof.

         (d) The Stock Option shall be made by a written agreement in the form, attached hereto as Exhibit "A," with such changes therein as may be determined by the Committee ( as such term is defined in Section 12 hereof) (the "Stock Option Agreement").

         5. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Company, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, which has been held by the director for at least six (6) months, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Company from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.

         If the Company or its shareholders execute an agreement to dispose of all or substantially all of the Company's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Company's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Company or otherwise) immediately after the execution of such transaction, thereupon any and all outstanding Stock Options shall immediately become exercisable until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if the agreement never had been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors (unless the election of each director of the Board of Directors, who was not a director of the Board of Directors at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least

                                                                    APPENDIX "A"


twenty-five percent (25%) of any class of voting stock of the Company through the acquisition of, or an offer to acquire, such percentage of the Company's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, thereupon any and all outstanding Stock Options shall immediately become exercisable.

         6. Value. Where used in the Plan, the "Fair Market Value" of Common Stock shall mean and be determined as follows: (i) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock on the Stock Option's Grant Date or, if no trade occurred on that day, on the next preceding day on which a trade occurred; or (ii) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the Grant Date. In either case, in the event that no closing bid or asked quotation is available on one (1) or more of such trading days, the fair market value shall be determined by reference to the five (5) trading days immediately preceding the Grant Date on which closing bid and asked quotations are available.

         7. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his/her relationship with the Company as a director, or limit or affect any rights, powers or privileges that the Company or its affiliates may have to supervise, discipline and terminate such director, and the relationships thereof.

         8. General Restrictions. The Board of Directors may require, in its discretion, (a) the listing, registration or qualification of the Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an execution of an agreement by any director with respect to disposition of any Common Stock (including, without limitation, that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock). If the Board of Directors so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board of Directors and legal counsel for the Company. Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.

         9. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Company or its affiliates to adjust,

                                                                    APPENDIX "A"


reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

         10. Adjustments. In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Company or of other securities of the Company or of another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Company that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Company shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

         If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or of any Common Stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board of Directors shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with the determination.

         The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

         Fractional shares resulting from any adjustment in a Stock Option pursuant to this Section 10 may be settled as a majority of the members of the Board of Directors shall determine.

         To the extent that the foregoing adjustments relate to Common Stock or securities of the Company, such adjustments shall be made by a majority of the members of the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Company to each holder of a Stock Option that is so adjusted.

                                                                    APPENDIX "A"


         11. Assumption of Obligations under The Fidelity Deposit and Discount Bank 1998 Independent Directors Stock Option Plan. The Plan shall replace The Fidelity Deposit and Discount Bank 1998 Independent Directors Stock Option Plan, as assumed by the Company pursuant to the Plan of Reorganization dated December 21, 1999, by and among the Company, The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, and the related Plan of Merger, dated December 21, 1999, by and between The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank. No further awards shall be made under or pursuant to the 1998 Independent Directors Plan upon the effective date of the Plan. To the extent any stock options under the 1998 Independent Directors Stock Option Plan remain unexercised, the Company has assumed all obligations of The Fidelity Deposit and Discount Bank under such outstanding options, pursuant to the aforesaid Plan of Reorganization and Plan of Merger and subject to adjustment for the exchange ratio of the Company's common stock for the Bank's common stock stated therein. Upon the receipt of shareholder approval for the Plan, each holder of an outstanding option under the 1998 Independent Directors Stock Option Plan shall be entitled to receive, in cancellation of, and in substitution for, such option, a new option under the Plan to acquire shares of common stock of the Company, with the number of shares and the exercise price adjusted by the exchange ratio of the Company's common stock for the Bank's common stock stated in the Plan of Reorganization and Plan of Merger. Otherwise, such outstanding stock options under the prior 1998 Independent Directors Stock Option Plan shall remain in effect until they have been exercised, satisfied, cancelled or terminated in accordance with their terms and the aforesaid Plan of Reorganization and Plan of Merger.

         12. Forfeiture. Notwithstanding anything to the contrary in this Plan, if an option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Company or its affiliates, or has disclosed trade secrets of the Company or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Company has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automatically canceled.

         13. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or in a committee of two or more members of the Board of Directors, selected by the Board of Directors (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

         14. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of the rules and the regulations promulgated thereunder or any successor rules that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by

                                                                    APPENDIX "A"


applicable law, subject to the provisions of Section 15, below. Where used in this Plan, the plural shall include the singular, and, unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

         15. Transferability. Except as otherwise provided by the Board of Directors, Stock Options granted under the Plan are not transferable except as designated by the participant by will and the laws of descent and distribution.


         16. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of Directors of the Company. Notwithstanding the foregoing, no amendment of the Plan shall, without the consent of the effected participant, alter or impair any rights or obligations enjoyed by such participant under any unexercised Stock Option.

         17. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

                                  - - - - - - -
                                       END
                                  - - - - - - -

                                                                    APPENDIX "A"


                                    EXHIBIT A
                                    ---------

                          FIDELITY D & D BANCORP, INC.

                  2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT



         A STOCK OPTION ( the " Stock Option") for________ (______) shares of common stock, without par value (the "Common Stock"), of Fidelity D & D Bancorp, Inc., a Pennsylvania business corporation, is hereby granted to ________________ (the "Director"), subject in all respects to the terms and provisions of the Fidelity D & D Bancorp, Inc. 2000 Independent Directors Stock Option Plan (the "Plan"). The option price as determined under Section 6 of the Plan is $____________ per share.

         This Stock Option shall vest and become exercisable six (6) months from the date of this Agreement. This Option may not be exercised more than ten (10) years from the date of grant, and may be exercised during such term only in accordance with the terms of the Plan and this Agreement.





ATTEST:                                        FIDELITY D & D BANCORP, INC.



                                               By
-----------------------------------              -------------------------------
Secretary                                                    , President


Dated:
        ---------------------------


         The Director acknowledges receipt of a copy of the Plan, and represents that he or she is familiar with the terms and provisions thereof. The Director hereby accepts this Stock Option subject to all the terms and provisions of the Plan.

Dated:
        -------------------------------------



                                                              Director



              [ OPTIONAL PARAGRAPH RE: TRANSFERABLE OPTIONS]

                                                                    APPENDIX "A"


          ( With the Approval of the Committee, on an individual basis)

         With the prior approval of the Committee or the Board of Directors, as the case may be, this Stock Option may be transferred, for no consideration, to or for the benefit of the Director's Immediate Family (including, without limitation, to a trust for the benefit of the Director's Immediate Family or to a partnership or a limited liability company for one or more members of the Director's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The foregoing right to transfer the Stock Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Stock Option. The term "Immediate Family" shall mean the Director's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Director).

                                                                    APPENDIX "B"

                          FIDELITY D & D BANCORP, INC.

                            2000 STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of Fidelity D & D Bancorp, Inc. (the "Company") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Company to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Company and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Company's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Company's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Company's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan; however, the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

3. Stock. Shares of the Company's common stock, without par value (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 50,000 shares, as may be adjusted pursuant to Section 16 hereof. Shares may be either authorized and unissued shares, or authorized shares, issued by and subsequently reacquired by the Company as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Company shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Company shall apply for any requisite governmental authority to issue shares under the Plan. The Company's failure to obtain any such governmental authority, deemed necessary by the Company's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Company of any duty, or liability for the failure to issue or sell the Stock.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of three or more non-employee members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

                                                                    APPENDIX "B"


                  The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, or (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code. More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of any other Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option or Non-Qualified Option, as the case may be.

                  Unless otherwise stated, in the event that an award of Qualified Option, or any part thereof, for any reason fails to qualify under Sections 421 and 422 of the Code, then that award or part thereof shall be deemed a grant of a Non-Qualified Option.

6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Company and each Subsidiary, as determined by the Committee. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Company or of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Company's shareholders, whichever is earlier;

                                                                    APPENDIX "B"


         (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

         (c) If a participant, who was awarded a Qualified Option, ceases to be employed by the Company or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Company or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve
                  (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

         (d) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's Fair Market Value (pursuant to Section 11 hereof) at the time the Qualified Option is awarded or less than the Stock's par value; and

         (e) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six
                  (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

         (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

         (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

                                                                    APPENDIX "B"


         (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Company, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Company, including securities issuable hereunder, at its then current Fair Market Value (pursuant to Section 11 hereof), or it any combination thereof, as the Committee shall determine. Funds received by the Company from the exercise of any Award shall be used for its general corporate purposes.

                  The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition:

         (a) if the Company or its shareholders execute an agreement to dispose of all or substantially all of the Company's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Company's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Company or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

         (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Company through the acquisition of, or an offer to acquire such percentage of the Company's voting stock by any person or entity, or persons or entities acting in concert or as a group, and the acquisition or offer has not been duly approved by the Board; or

         (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all Awards immediately shall become and remain exercisable.

                                                                    APPENDIX "B"


10. Withholding. When a participant exercises a stock option awarded under the Plan, the Company, in its discretion and as required by law, may require the participant to remit to the Company an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock, at the Committee's discretion remittance may be made in cash, shares already held by the participant or by the withholding by the Company of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

11. Value. Where used in the Plan, the "Fair Market Value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the New York over-the-counter market, as reported by the National Association of Securities Dealers, Inc., in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

12. Assumption of Obligations under The Fidelity Deposit and Discount Bank 1998 Stock Incentive Plan. The Plan shall replace The Fidelity Deposit and Discount Bank 1998 Stock Incentive Plan, as assumed by the Company pursuant to the Plan of Reorganization dated December 21, 1999, by and among the Company, the Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank, and the related Plan of Merger, dated December 21, 1999, by and between The Fidelity Deposit and Discount Bank and The Fidelity Deposit and Discount Interim Bank. No further awards shall be made under or pursuant to the 1998 Stock Incentive Plan upon the effective date of the Plan. To the extent any stock options under the 1998 Stock Incentive Plan remain unexercised, the Company has assumed all obligations of The Fidelity Deposit and Discount Bank under such outstanding options, pursuant to the aforesaid Plan of Reorganization and Plan of Merger and subject to adjustment for the exchange ratio of the Company's common stock for the Bank's common stock stated therein. Upon the receipt of shareholder approval for the Plan, each holder of an outstanding option under the 1998 Stock Incentive Plan shall be entitled to receive, in cancellation of, and in substitution for, such option, a new option under the Plan to acquire shares of common stock of the Company, with the number of shares and the exercise price adjusted by the exchange ratio of the Company's common stock for the Bank's common stock stated in the Plan of Reorganization and Plan of Merger. Otherwise, such outstanding stock options under the prior 1998 Stock Incentive Plan shall remain in effect until they have been exercised, satisfied, cancelled or terminated in accordance with their terms and the aforesaid Plan of Reorganization and Plan of Merger.

                                                                    APPENDIX "B"



13. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

                  From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, but not limited to, the provisions of Sections 421 and 422 of the Code,
         Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

         (a) At the time a Qualified Option is awarded, the aggregate Fair Market Value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Company or its affiliates, shall not exceed $100,000.00; and

         (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

14. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Company or its affiliates, or limit or affect any rights, powers or privileges that the Company or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Company or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

                                                                    APPENDIX "B"


15. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated in whole or in part unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Company.

16. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

17. Adjustments. In the event that the shares of common stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Company or of other securities of the Company or of another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Company that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Company shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

                  If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Company, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                  The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

                  Fractional shares resulting from any adjustment in Awards pursuant to this Section 16 may be settled as a majority of the disinterested members of the Board of Directors or of the Committee, as the case may be, shall determine.

                                                                    APPENDIX "B"


                  To the extent that the foregoing adjustments relate to common stock or securities of the Company, such adjustments shall be made by a majority of the members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Company to each holder of an Award that is so adjusted.

18. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Company and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Company or by any Subsidiary and such action has damaged the Company or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Company or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Company has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Company or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Company or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

19. Indemnification. In and with respect to the administration of the Plan, the Company shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Company for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Company, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section 18 shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Company on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Company, other than under this
         Section 18, on account of the same matter or proceeding for which indemnification hereunder is claimed.

                                                                    APPENDIX "B"


20. Miscellaneous. (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

         (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Company.

         (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                             - - - - - - - - - - - -
                                       END
                             - - - - - - - - - - - -

                                                                   APPENDIX "C"

                             AUDIT COMMITTEE CHARTER

Composition
-----------

The audit committee shall be composed of at least three directors who are independent of the management of the bank and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member and are, or will shortly become, financially literate. In addition, the members of the audit committee shall understand financial statements.

Objective of the Audit Committee
--------------------------------

The audit committee shall assist the board of directors in fulfilling its responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company.

Specific Responsibilities of the Audit Committee
------------------------------------------------

In fulfilling its objective, the audit committee shall have the responsibility with respect to:

The Bank's Risks and Control Environment
----------------------------------------

        O To review management's overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the bank's controls in areas representing significant financial and business risks;
        O To establish, review, and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant company procedures is being achieved;
        O To review, with the Bank's counsel, legal matters, including litigation and compliance with securities trading policies, the foreign corrupt practices act and other laws having a significant impact on the Bank's business or its financial statements; and
        O To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgement, that is appropriate;

The Hiring and Firing of and Relationship with the Independent Accountants:
--------------------------------------------------------------------------

        O To participate, on behalf of the board of directors, in the process by which the company selects the independent accountants to audit the company's financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of independent accountants to the board of directors;

                                                                   APPENDIX "C"


        O To have an open line of communication with the independent accountants, who shall have ultimate accountability to the board of directors and the audit committee, as representatives of the shareholders;
        O To approve the fees and other compensation paid to the independent accountants; and
        O To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence annually based upon the written disclosures and the letter from the independent accountants required by Independent standards Board statement No. 1, as modified or supplemented, and discuss with the board of directors any relationships that may adversely affect the independence of the independent accountants.

The Financial Reporting Process:
-------------------------------

        O To meet with the independent accountants and the financial management of the Bank with respect to major changes to the Bank's auditing and accounting principles;

        O To meet with the independent accountants and the financial management of the Bank together and separately with the independent accountants (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgments about the quality, not just the acceptability of the Bank's accounting principles as applied in its financial reporting, the consistency of application of the bank's accounting policies and the clarity, consistency, and completeness of the entity's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Bank, including the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the bank, (iii) any other results of the audit, including any comments or recommendations, and (iv) the views of the independent accountants with respect to the financial, accounting, and auditing personnel and the cooperation that the independent accountants received during the course of the audit; o To review and discuss with the independent accountants and the financial management of the Bank the bank's financial results before they are made public. In general, the chairman of the audit committee may represent the entire committee with respect to the review and discussions about interim financial results; and

                                                                   APPENDIX "C"


        o To review other reports submitted by the bank to any governmental body or public, including and certification, report, opinion or review rendered by the independent accountants;

The Internal Audit Process:
--------------------------

        o To review, assess and approve the charter for the internal audit department charter;
        o To meet with the internal auditor regularly to approve the internal audit plan for the year, discuss any changes to, and the implementation of, that plan, the coordination of the internal audits with the audit by the independent accountants, and the results of the internal audits;
        o To review the regular internal reports to management prepared by the internal audit department and management's responses thereto;
        o To meet with the internal auditor, the financial management and the independent accountants together with the internal auditor separately to discuss (a) the integrity of the Bank's internal and external financial reporting processes and any proposed changes or improvements in financial or accounting practices and the implementation of such changes or improvements that have been approved by the audit committee; (b) any disagreements among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements; and (c) any concerns of the internal audit department; and
        o To review the independence, authority, qualifications, activities and organizational structure of the internal audit department; and

Other Responsibilities of the Audit Committee:
---------------------------------------------

        o To review and update periodically the charter for the audit committee;
        o To review, assess, and approve or disapprove conflicts of interest and related-party transactions;
        o To review accounting and financial human resources and succession planning within the Bank;
        o To meet at least four times annually, or more frequently as circumstances dictate;
        o To report to the board of directors the matters discussed at each committee meeting;
        o To assess the performance of the audit committee members through self-assessment process, led by the chairman of the committee; and
        o To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants, and the board of directors.

                          FIDELITY D & D BANCORP, INC.
                                      PROXY

          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby constitutes and appoints Michael F. Marranca, Samuel C. Cali and Michael J. McDonald, and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Fidelity D & D Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held at the main office of Fidelity D & D Bancorp, Inc., Blakely and Drinker Streets, Dunmore, Pennsylvania 18512, on Tuesday, May 1, 2001, at 3:00 p.m. Eastern Daylight Time, and at any adjournment or postponement of the meeting as follows:

1.      ELECTION OF FOUR CLASS A DIRECTORS TO SERVE FOR A TWO-YEAR TERM:

        PAUL A. BARRETT                                 JOHN F. GLINSKY, JR.
        JOHN T. COGNETTI                                MICHAEL J. MCDONALD

    [    ]   FOR all nominees                   [    ]  WITHHOLD AUTHORITY
             listed above (except                       to vote for all nominees
             as marked to the contrary below)*          listed above

        The Board of Directors recommends a vote FOR these nominees.

        *Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

================================================================================

2.      ELECTION OF THREE CLASS B DIRECTORS TO SERVE FOR A ONE-YEAR TERM:

        SAMUEL C. CALI                                  DAVID L. TRESSLER, SR.
        MARY E. MCDONALD

    [    ]   FOR all nominees                   [    ]  WITHHOLD AUTHORITY
             listed above (except                       to vote for all nominees
             as marked to the contrary below)*          listed above

        The Board of Directors recommends a vote FOR these nominees.

        *Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

================================================================================

3.      ELECTION OF THREE CLASS C DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

        BRIAN J. CALI                                   MICHAEL F. MARRANCA
        PATRICK J. DEMPSEY

    [    ]   FOR all nominees                   [    ]  WITHHOLD AUTHORITY
             listed above (except                       to vote for all nominees
             as marked to the contrary below)*          listed above

        The Board of Directors recommends a vote FOR these nominees.

        *Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

================================================================================

4. PROPOSAL TO APPROVE AND ADOPT THE FIDELITY D & D BANCORP, INC. 2000 INDEPENDENT DIRECTORS STOCK OPTION PLAN:

        [    ]  FOR                [    ]  AGAINST           [    ] ABSTAIN

        The Board of Directors recommends a vote FOR this proposal.

================================================================================


5. PROPOSAL TO APPROVE AND ADOPT THE FIDELITY D & D BANCORP, INC. 2000 STOCK INCENTIVE PLAN:

        [    ]  FOR                [    ]  AGAINST           [    ] ABSTAIN

        The Board of Directors recommends a vote FOR this proposal.

================================================================================

6. RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, P.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

        [    ]  FOR                [    ]  AGAINST           [    ] ABSTAIN

        The Board of Directors recommends a vote FOR this proposal.

================================================================================

7. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 4, 5 AND 6.


Dated: __________________, 2001


----------------------------
                                             Signature
                                             Print name:
                                                        ------------------------

                                             -----------------------------------

                                             Signature
                                             Print name:


Name:
     ---------------------

Number of Shares Held of Record
on March 23, 2001:

----------------

o THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE.

o WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

o       IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.